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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 5, 2003
                                ----------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     000-50278                32-0073116
          --------                     ---------                ----------
  (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                    Identification No.)




3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.    REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND
           FINANCIAL CONDITION

      The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

      A copy of the press release issued by Kmart Holding Corporation on December 5, 2003, describing its results for the fiscal quarter ended October 29, 2003 is attached hereto as Exhibit 99.1. The press release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly-related comparable GAAP measures.


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  EXHIBIT NO.     DOCUMENT DESCRIPTION

         99.1 Press Release, dated December 5, 2003, issued by Kmart Holding Corporation
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 5, 2003
                                           KMART HOLDING CORPORATION


                                           By:  /s/ Richard J. Noechel
                                                -------------------------------
                                           Name: Richard J. Noechel
                                           Title: Vice President and Controller
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                                 EXHIBIT INDEX

        Exhibit                       Description
        -------                       -----------

         99.1 Press Release, dated December 5, 2003, issued by Kmart Holding Corporation